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                            ATLANTIC WHITEHALL FUNDS

                         Atlantic Whitehall Growth Fund
                         Atlantic Whitehall Income Fund

                          (Institutional Class Shares)

                        Supplement dated October 24, 2003
                     to the Prospectus dated July 31, 2003,
                       as supplemented September 15, 2003

         This Supplement updates the information in, and should be read in conjunction with, the Prospectus for the Institutional Class shares of the Atlantic Whitehall Funds, dated July 31, 2003.


         The following information replaces and supersedes, as applicable, the information set forth in the section entitled "Portfolio Management" in the prospectus for Atlantic Whitehall Funds dated July 31, 2003.

         The Adviser and IGAM utilize a team approach with respect to the management of the Funds. As such, the day-to-day portfolio management of the Funds is the responsibility of the members of the investment teams of the Adviser and IGAM. Senior investment professionals of the Adviser include Jeff Thomas, Fred Weiss, David Smith and Paul McPheeters. Messrs. Thomas, Weiss and McPheeters are the lead portfolio managers of the Growth Fund and Mr. Smith is the lead portfolio manager for the Income Fund.

         Mr. Thomas is the Chief Investment Officer with 30 years of investment experience including 17 years with the Adviser. He focuses primarily on the media, telecom and financial services sectors. Mr. Weiss is a Senior Investment Manager with 27 years of investment experience of which 14 years are with the Adviser. He focuses primarily on the technology and health care sectors. Mr. Smith is a Senior Vice President with 15 years of investment experience including 5 years with the Adviser. Mr. Smith focuses primarily on fixed-income. Mr. McPheeters is a Vice President with 8 years of investment experience of which all but 2 have been with the Adviser. He focuses primarily on the media, telecom and energy sectors.